                                                                    EXHIBIT 99.1



                            DELL COMPUTER CORPORATION

                             UNDERWRITING AGREEMENT




                                                                  April 22, 1998



                  Dell Computer Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters") $200,000,000 principal amount of its 6.55% Senior Notes Due 2008 (the "Senior Notes") and $300,000,000 of its 7.10% Senior Debentures Due 2028 (the "Senior Debentures" and, together with the Senior Notes, the "Offered Securities") to be issued pursuant to the provisions of an Indenture to be dated as of April 27, 1998 (the "Indenture") between the Company and Chase Bank of Texas, National Association, as Trustee (the "Trustee").

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Offered Securities and shall promptly hereafter file with or transmit for filing to the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "Preliminary Prospectus" means the preliminary prospectus supplement specifically relating to the Offered Securities (which has been filed with the Commission pursuant to Rule 424 under the Securities Act), together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "Preliminary Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and, to the best of the Company's knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document filed by the Company on or prior to the Closing Date pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, complied, and on the Closing Date will comply, in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement, when it became effective, did not contain, and on the Closing Date will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Preliminary Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) under the Securities Act, complied in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Prospectus, as of the date hereof and on the Closing Date, will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (vi) the Prospectus, as of the date hereof and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter through Morgan Stanley & Co. Incorporated (the "Manager") expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries (as defined below), taken as a whole. The Company and its Subsidiaries, taken together, have the corporate or partnership power and authority to own or lease the property and conduct the business of the Company and the Subsidiaries as described in the Prospectus. As used herein, the term "Subsidiary" shall mean any corporation, partnership, association or other business entity that is consolidated with the Company for accounting purposes in accordance with generally accepted accounting principles.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) The Indenture has been duly qualified under the Trust Indenture Act and on the Closing Date will be duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or similar law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (f) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or similar law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (g) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Offered Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Offered Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

                  (h) There has not occurred any material adverse change, or any development known to the Company that it expects to involve a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).


                  (i) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (j) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  2. TERMS OF PUBLIC OFFERING. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Senior Notes and Senior Debentures set forth in Schedule I hereto opposite its name at 99.195% of the principal amount of the Senior Notes and 98.887% of the principal amount of the Senior Debentures--the purchase price--plus, in each case, accrued interest from April 15, 1998 to the date of payment and delivery.


                  The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The Company is further advised by the Manager that the Senior Notes are to be offered to the public initially at 99.845% of their principal amount and that the Senior Debentures are to be offered to the public initially at 99.762% of their principal amount--the public offering price--plus, in each case, accrued interest from April 15, 1998 and to certain dealers selected by the Manager at a price that represents a concession not in excess of .400% of the principal amount of the Senior Notes and .500% of the principal amount of the Senior Debentures under their public offering price and that any Underwriter may allow, and such dealers may reallow, a concession to certain other dealers not in excess of .250% of the principal amount of the Senior Notes and .250% of the principal amount of the Senior Debentures.

                  3. PAYMENT AND DELIVERY. Payment for the Offered Securities shall be made by wire transfer of immediately available (same day) funds payable to the order of the Company at the office of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York, at 10:00 A.M., local time, on April 27, 1998, or at such other time on the same or such other date, not later than May 4, 1998, as shall be designated in writing by the Manager. The time and date of such payment are referred to herein as the Closing Date.

                  Payment for the Offered Securities shall be made against delivery to the Manager for the respective accounts of the several Underwriters of the Offered Securities registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Offered Securities to the Underwriters duly paid.

                  4. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters are subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development known to the Company that it expects to involve a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the

         Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date an opinion of the General Corporate Counsel of the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own or lease its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing as a foreign corporation in the State of Texas;

                           (ii) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (iii) the Indenture has been duly authorized,
                  executed and delivered by the Company;

                           (iv) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement, the Indenture and the Offered Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Offered Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

                           (v) the statements (A) in the Prospectus under the
                  captions "Description of Debt Securities" and "Description of Offered Securities" and (B) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents and fairly summarize the matters referred to therein;

                           (vi) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                           (vii) the Company is not an "investment company" as
                  such term is defined in the Investment Company Act of 1940, as amended; and

                           (viii) (A) each document filed by the Company
                  pursuant to the Exchange Act on or prior to the Closing Date and incorporated by reference into the Prospectus (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (B) the Registration Statement and the Prospectus (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

         The opinion of the Company's counsel described in this paragraph (c) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

         Such counsel shall also deliver to the Underwriters a written statement to the effect that (1) no fact has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial data included therein as to which such counsel need not make such statement and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement, when it became effective, contained, or as of the date of such written statement contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) no fact has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial data included therein as to which such counsel need not make such statement) the Prospectus, as of the date of such written statement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., counsel for the Company, dated the Closing Date, to the effect that:

                           (i)   the Indenture has been duly qualified under the
Trust Indenture Act and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (ii)  the Offered Securities have been duly
authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforcement is subject to any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) the statements in the Prospectus under the
captions "Description of Debt Securities" and "Description of Offered Securities," insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents and fairly summarize the matters referred to therein; and

                           (iv)  the Registration Statement and the Prospectus
(except for financial statements and schedules and other financial data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.


         With respect to the matters specified in subparagraphs (i) and (ii) of this paragraph (d), such counsel shall be entitled to rely on the opinion of the Company's counsel referred to in paragraph (c) above.

         The opinion of Vinson & Elkins L.L.P. described in this paragraph (d) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

         Such counsel shall also deliver to the Underwriters a written statement to the effect that (1) no fact has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial data included therein as to which such counsel need not make such statement and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement, when it became effective, contained, or as of the date of such written statement contains, any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) no fact has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial data included therein as to which such counsel need not make such statement) the Prospectus, as of the date of such written statement, contained any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that such statements are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof (including the documents incorporated therein by reference), but are without independent check or verification, except as specified.

                  (e) The Underwriters shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (ii) and (iii) of paragraph (c) above and subparagraphs (i), (ii), (iii) and (iv) of paragraph (d) above. Such counsel shall also deliver to the Underwriters a written statement covering the matters described in the last paragraph of paragraph (d) above and may state that such statements are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                  (f) The Underwriters shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Underwriters, from Price Waterhouse LLP, the Company's independent accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

                  5. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to each Underwriter a conformed copy of the Registration Statement (including exhibits thereto) and to furnish to the Manager in New York City, without charge, prior to 3:00 p.m. local time on the business day following the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

                  (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales of Offered Securities by an Underwriter or dealer, but in any event no later than 270 days after the date of this Agreement, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

                  (e) To make generally available to the Company's security holders and to the Manager as soon as practicable an earning statement or statements that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (f) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

                  (g) To pay all expenses incident to the performance of its obligations under this Agreement, including (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Offered Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the transfer and delivery of the Offered Securities to the Underwriters, including any transfer or other taxes payable thereon; (iii) the reasonable fees and disbursements of counsel for the Underwriters in connection with qualification of the Offered Securities for offer and sale under state securities or Blue Sky laws as provided in Section 5(d) hereof; (iv) the cost of printing certificates representing the Offered Securities; and (v) the costs and charges of any transfer agent, registrar or depositary.

                  6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls either Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by either Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the Preliminary Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to either Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Manager expressly for use in the Registration Statement, the Preliminary Prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 6, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel reasonably incurred related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its prior written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have neither (A) reimbursed the indemnified party in accordance with such request prior to the date of such settlement nor (B) notified the indemnified party in writing that it is disputing some or all of the indemnified party's claim for indemnification. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

                  (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

                  7. TERMINATION. This Agreement shall be subject to termination by notice given by the Manager to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on The Nasdaq National Market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  8. DEFAULTING UNDERWRITERS. If, on the Closing Date, either of the Underwriters shall fail or refuse to purchase Offered Securities that it has agreed to purchase hereunder on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriter shall be obligated to purchase the Offered Securities which such defaulting Underwriter agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that either of the Underwriters has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If, on the Closing Date, either or both of the Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or either of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  9. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  10. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  11. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, and no other person will have any right or obligation hereunder.

                  13. NOTICES. All communications hereunder will be in writing and effective only on receipt, and if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Manager at 1585 Broadway, 2nd Floor, New York, New York 10036 (facsimile number, 212-761-0538), attention: Legal Department; or if sent to the Company, will be mailed, delivered or sent by facsimile transmission and confirmed to the Company at One Dell Way, Round Rock, Texas 78682 (facsimile number 512-728-0538), attention:
Treasurer.

                                                   Very truly yours,


                                                   Dell Computer Corporation


                                                   By: /s/ Alex C. Smith
                                                      --------------------------
                                                      Alex C. Smith
                                                      Vice President, Treasurer


Accepted, April 22, 1998

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.

Acting severally on behalf of themselves and the several Underwriters named herein.

By Morgan Stanley & Co. Incorporated


By: /s/ Steven B. Fitzpatrick
   ----------------------------------------

                                   SCHEDULE I




                                                 PRINCIPAL AMOUNT OF         PRINCIPAL AMOUNT OF
                                                  SENIOR NOTES TO BE          SENIOR DEBENTURES
                     UNDERWRITER                      PURCHASED                TO BE PURCHASED
                     -----------                 -------------------          ------------------
Morgan Stanley & Co. Incorporated..............      $100,000,000               $150,000,000
Goldman, Sachs & Co............................      $100,000,000               $150,000,000

                                                     ------------               ------------
   Total                                             $200,000,000               $300,000,000
                                                     ============               ============